POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

 Know all by these presents, that the undersigned hereby constitutes and appoints James Russell Reger, Mitchell R. Thompson, Thomas P. Steichen

and Ryan C. Brauer, each of them signing individually, his true and lawful attorneys-in-fact to:

1. Execute for and on behalf of the undersigned Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of

Changes of Beneficial Ownership of Securities on Form 4 and Annual

Statements of Beneficial Ownership of Securities on Form 5, for the

purpose of reporting transactions by the undersigned in securities issued by Voyager Oil & Gas, Inc. in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

2. Do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing thereof with the United States Securities and Exchange Commission and any

other applicable governmental or regulatory authority; and

3. Take any other action of any type whatsoever in connection with the foregoing which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present,

with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by

Voyager Oil & Gas, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has executed this Power of

Attorney as of this 23rd day of April, 2010.

       Myrna Patterson McLeroy

       (print name)